NONE OF THE SECURITIES REPRESENTED HEREBY, NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE, HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO A U.S. PERSON (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND FOREIGN SECURITIES LAWS.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

WARRANT CERTIFICATE

bBOOTH, INC.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID AT THE TIME OF EXPIRY (AS DEFINED HEREIN).

Warrant Certificate No.: RC-2015-12-01-15	Number of Warrants: 8,920,593

This is to certify that, for value received, RORY J. CUTAIA, of 306 Campbells Hollow Rd, Middlebrook, VA  24459 and at rory@thecutaiagropu.com (the “Holder”), is the registered holder of EIGHT MILLION NINE HUNDRED THWENTY THOUSAND FIVE HUNDRED NINETY-THREE (8,920,593) share purchase warrants (each, a “Warrant”) of bBOOTH, INC. (the “Company”). Each Warrant will entitle the Holder, upon and subject to the terms and conditions attached to this certificate or any replacement certificate (in either case the “Warrant Certificate”) as Appendix “A” (the “Terms and Conditions”), to acquire from the Company one fully paid and non-assessable share of common stock in the capital of the Company (each, a “Warrant Share”) at a price of $0.07 per Share at any time prior to 5:00 p.m. (Pacific time) on November 30, 2018 (the “Time of Expiry”).

The Warrants are issued subject to the Terms and Conditions, and the Holder may exercise the right to purchase Warrant Shares only in accordance with the Terms and Conditions.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder, or any other Person (as defined in the Terms and Conditions), to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry, and, from and after such time, the Warrants and all rights under this Warrant Certificate will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed this 1st day of December, 2015.

bBOOTH, INC.

Per:  /s/ Jimmy Geiskopf
         Authorized Signatory

APPENDIX “A”

TERMS AND CONDITIONS

1.	INTERPRETATION

1.1	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Business Day” means any day of the year other than Saturday, Sunday or any day on which banks are required or authorized to close in the State of California;

(b)	“Company” means bBooth, Inc., until a successor corporation will have become such as a result of a Reorganization, and, thereafter, “Company” will mean such successor corporation;

(c)	“Exchange” means the OTCQB Market of the OTC Markets Group, or such other stock exchange or quotation system on which the Shares may be principally traded or quoted at the applicable time;

(d)	“Exercise Price” means $0.07 per Warrant Share, subject to adjustment as provided in Section 4.7;

(e)	“Exercise Date” has the meaning given to such term in Section 4.2(a);

(f)	“Holder” means the holder of the Warrants;

(g)	“Issue Date” means December 1, 2015;

(h)
“Person” means a natural person, corporation, limited liability corporation, unlimited liability corporation, joint stock corporation, partnership, limited partnership, limited liability partnership, trust, trustee, any unincorporated organization, joint venture or any other entity;

(i)	“Reorganization” has the meaning given to such term in Section 4.7(a)(ii);

(j)	“Shares” means the shares of common stock in the capital of the Company as constituted at the date hereof and any Shares resulting from any subdivision or consolidation of the Shares;

(k)	“Subscription Form” has the meaning given to such term in Section 4.1(a);

(l)	“Time of Expiry” means 5:00 pm (Pacific Time) on November 30, 2018];

(m)
“VWAP” means either: (i) if the Shares are then listed or quoted on the Exchange, the volume weighted average price per Share of the Shares on the Exchange, or (ii) if the Shares are not then listed or quoted on the Exchange, the fair market value per Share as determined by: (A) an independent appraiser selected in good faith by the Holder and the Company or (B) as otherwise may be mutually agreed upon by the Holder and the Company;

(n)	“Warrant Certificate” means the Warrant Certificate attached to these Terms and Conditions;

(o)	“Warrants” means the share purchase warrants of the Company represented by the Warrant Certificate; and

(p)	“Warrant Shares” means the Shares issuable upon exercise of the Warrants.

1.2	Gender

Words importing the singular number include the plural and vice versa, and words importing the masculine gender include the feminine and neuter genders.

1.3	Interpretation not affected by Headings

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4	Applicable Law

The Warrants will be exclusively construed in accordance with the laws of the State of Nevada. The Warrant Certificate and these Terms and Conditions are governed by the laws of the State of California and the federal laws of the United States applicable therein.

1.5	Currency

Unless otherwise provided, all dollar amounts referred to in the Warrant Certificate and these Terms and Conditions are in lawful money of the United States of America.

2.	ISSUE OF WARRANTS

2.1	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase Shares.

2.2	Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase Shares from time to time issued or granted by the Company will rank pari passu, whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3	Replacement of Lost or Damaged Warrant Certificate

(a)
If the Warrant Certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for, in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of, and in substitution for, such lost, destroyed or stolen Warrant Certificate.

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(b)
The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of such issue and, in case of loss, destruction or theft, will furnish to the Company such evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion. Such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4	Holder Not a Shareholder

The holding of the Warrant Certificate will not constitute the Holder a shareholder of the Company, nor entitle it to any right or interest in respect thereof except as expressly provided in the Warrant Certificate.

3.	NOTICE

3.1	Notice to Holders

Any notice required or permitted to be given to the Holder will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Warrant Certificate or to such other address as the Holder may specify by notice in writing to the Company to the address set forth in Section 3.2, and any such notice will be deemed to have been given and received by the Holder: (i) if mailed, on the third Business Day following the mailing thereof; (ii) if by facsimile or other electronic communication, on successful transmission; or (iii) if delivered, on delivery, but if at the time of mailing, or between the time of mailing and the third Business Day thereafter, there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2	Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder to the address of the Holder appearing on the Warrant Certificate, and any such notice will be deemed to have been given and received by the Company: (i) if mailed, on the third Business Day following the mailing thereof; (ii) if by facsimile or other electronic communication, on successful transmission; or (iii) if delivered, on delivery, but if at the time of mailing, or between the time of mailing and the third Business Day thereafter, there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

Notices to the Company will be delivered to:

bBooth, Inc.
901 Hancock Ave, Unit 308
West Hollywood, CA  90069
Attn:    Jimmy Geiskopf
Email:  jimmy@bbooth.com

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4.	EXERCISE OF WARRANTS

4.1	Method of Exercise of Warrants

The Holder may exercise its right to purchase the Warrant Shares at the Exercise Price at any time until the Time of Expiry by:

(a)
providing the Company with the Warrant Certificate and a completed and executed subscription form, in the form attached as Appendix “B” hereto (the “Subscription Form”), for the number of Warrant Shares which the Holder wishes to purchase;

(b)	surrendering the Warrant Certificate and the Subscription Form to the Company at the address set forth in Section 3.2; and

(c)
either: (i) paying the appropriate Exercise Price for the number of Warrant Shares subscribed for, either by bank draft, certified cheque or money order, payable to the Company, and delivering such payment to the Company at the address set forth in Section 3.2, or by wire transfer to such account as may be provided by the Company to the Holder upon request, or (ii) indicating in the Subscription Form that the Holder intends to exercise the applicable Warrants by cashless exercise as provided for in Section 4.3.

4.2	Effect of Exercise of Warrants

(a)
On the first Business Day following the date the Company receives a duly executed Subscription Form and the Exercise Price for the number of Warrant Shares specified in the Subscription Form (the “Exercise Date”), the Warrant Shares so subscribed for will be deemed to have been issued and the Person(s) to whom such Warrant Shares have been deemed to be issued will be deemed to have become the holder (or holders) of record of such Warrant Shares on such date.

(b)
As promptly as practicable after the Exercise Date and, in any event, within ten (10) Business Days of the Exercise Date, the Company will cause to be delivered to the Person in whose name the Warrant Shares so subscribed for are to be registered as specified in the Subscription Form, and courier to such Person at its respective address specified in the Subscription Form, a certificate for the appropriate number of fully paid and non-assessable Warrant Shares, which will not exceed that number which the Holder is entitled to purchase pursuant to the Warrant Certificate surrendered.

4.3	Cashless Exercise.

If at any time between the date that is six months following the Issue Date and the Expiry Time, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then the Warrants may be exercised, in whole or in part, by means of a “cashless exercise” pursuant to the following formula:

X = Y(A-B)

      A

where: X =	the number of Warrant Shares to be issued to the Holder upon the cashless exercise;

Y =	the number of Warrants to be exercised by way of cashless exercise;

A =	the VWAP per Share for the ten (10) Business Days immediately preceding the Exercise Date; and

B =	the Exercise Price at the time the Warrants are to be exercised.

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4.4	Subscription for Less Than Entitlement

The Holder may subscribe for and purchase a number of Warrant Shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant Certificate.  In the event of any purchase of a number of Warrant Shares less than the number which can be purchased pursuant to the Warrant Certificate, the Holder, upon exercise thereof, will be entitled to receive a new Warrant Certificate in respect of the balance of the Warrant Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

4.5	Warrants for Fractions of Warrant Shares

If, on exercise or partial exercise of any Warrant, the Holder is entitled to receive a fraction of a Warrant Share, such Warrant may be exercised in respect of such fraction only in combination with another Warrant or Warrants which, in the aggregate, entitle the Holder to receive a whole Warrant Share.

4.6	Expiration of Warrants

The Holder agrees that, after the Time of Expiry, all rights under the Warrant Certificate and these Terms and Conditions will wholly cease and terminate and the Warrants will be void and of no further force and effect.

4.7	Adjustment of Exercise Price

(a)	The Exercise Price and the number of Warrant Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event of and in the manner following:

(i)
if and whenever the Shares at any time outstanding are subdivided into a greater, or consolidated into a lesser, number of Shares, the Exercise Price will be decreased or increased proportionately as the case may be. Upon any such subdivision or consolidation, the number of Warrant Shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be; and

(ii)
in the case of any capital reorganization or of any reclassification of the capital of the Company, or in the case of the consolidation, merger or amalgamation of the Company with or into any other company (in any case, a “Reorganization”), each Warrant will, after such Reorganization, be deemed to confer the right to purchase the number of Warrant Shares or other securities of the Company (or of the company resulting from such Reorganization) which the Holder would have been entitled to upon the Reorganization if the Holder had been a shareholder of the Company at the time of such Reorganization.

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(b)
In the case of any Reorganization, appropriate adjustments will be made in the application of the provisions of this Section 4.7 relating to the rights and interest thereafter of the Holder so that the provisions of this Section 4.7 will be made applicable as nearly as reasonably possible to any Warrant Shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

(c)
The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section 4.7.

(d)
The adjustments provided for in this Section 4.7 are cumulative and will become effective immediately after the applicable record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.8	Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.7, such questions will be conclusively determined by the independent firm of accountants duly appointed as auditors of the Company, or, if they decline to so act, by any other firm of certified public accountants registered with the Public Company Accounting Oversight Board that the Company may designate and who will have access to all appropriate records, and such determination will be binding upon the Company and the Holder.

5.	WAIVER OF CERTAIN RIGHTS

The Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter in any jurisdiction against any past, present or future incorporator, shareholder, director or officer of the Company for the issue of Warrant Shares pursuant to the exercise of any Warrant, or on any covenant, agreement, representation or warranty by the Company herein contained or contained in the Warrant Certificate.

6.	MODIFICATION OF TERMS AND CONDITIONS FOR CERTAIN PURPOSES

From time to time, the Company may, subject to the provisions herein, modify the Terms and Conditions for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions.

7.	TIME OF ESSENCE

Time will be of the essence hereof.

8.	SUCCESSORS

This Warrant Certificate will enure to the benefit of, and will be binding upon, the Company and its successors.

9.	WARRANTS NOT TRANSFERABLE

None of the Warrants, nor any rights attached to any of them, are transferable.

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A

APPENDIX B

SUBSCRIPTION FORM

TO:	bBooth, Inc. 901 Hancock Ave, Unit 308 West Hollywood, CA 90069

The undersigned holder of the within Warrant Certificate (the “Holder”) hereby subscribes for:

(a)
shares of common stock (each, a “Share”) in the capital of bBooth, Inc. (the “Company) at an exercise price of $0.07 per Share, in which case this Subscription Form is accompanied by a certified cheque or bank draft payable to the Company, or the Holder has arranged for a wire transfer to such account as has been directed by the Company, for the whole amount of the purchase price of the Shares; or

(b)
such number of Shares as is determined in accordance with the cashless exercise mechanism set out in Section 4.3 of the Terms and Conditions to which this Appendix B is attached (the “Terms and Conditions”), in either case in accordance with the Terms and Conditions.

The Holder represents and Warrants that the Holder is an accredited investor (as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended).

The Holder hereby directs that the Shares hereby subscribed for be registered and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print the full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this _____ day of ______________________, 20___.

In the presence of:

_____________________________________________________
Signature of Holder

_____________________________________________________
Name of Holder (please print)

_____________________________________________________
Address of Holder

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LEGENDS

The certificates representing the Shares acquired on the exercise of the Warrants will bear the following legends, if and as applicable, and all such other legends as may be required at the time of exercise under applicable securities laws:

NONE OF THE SECURITIES REPRESENTED HEREBY, NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE, HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO A U.S. PERSON (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND FOREIGN SECURITIES LAWS.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

INSTRUCTIONS FOR SUBSCRIPTION FORM

The signature to the Subscription Form must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration or enlargement or any change whatever.  If there is more than one subscriber, all must sign.

In the case of Person(s) signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the Subscription Form are being sent by mail, they must be sent by registered mail.

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